BUSINESS COMBINATION (Schedule of Valuation of Tangible and Intangible Assets Acquired and Liabilities Assumed) (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015	Apr. 01, 2015	Dec. 31, 2014
Net Assets
Goodwill	$ 3,479	$ 8,298		$ 3,479
Vexigo Ltd [Member]
Net Assets
Total assets			$ 204
Total liabilities			(148)
Technology			4,433
Goodwill			11,107
Deferred tax liability			(709)
Total consideration			$ 14,887